LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this "Agreement"), dated as of March 29, 2016, to the Credit Agreement (as defined below) is by and among the party identified as “New Lender” on the signature page hereto (the “New Lender”), Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers” and each a “Borrower”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement");

WHEREAS, the Borrowers have requested that the aggregate principal amount of the Delayed Draw Term Loan Commitments be increased by $50,000,000 such that the aggregate principal amount of the Delayed Draw Term Loan Commitments will be $735,000,000;

WHEREAS, the New Lender has agreed to provide Delayed Draw Term Loan Commitments on the terms and conditions set forth herein and to become a Lender under the Credit Agreement in connection therewith.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    The New Lender hereby agrees to provide a Delayed Draw Term Loan Commitment in the amount set forth opposite the New Lender’s name on Annex A hereto and the initial Applicable Percentage of the New Lender shall be as set forth therein.

2.    The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the date of this Agreement, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and (vi) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.    The Borrowers agree that, as of the date hereof, the New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents, (b) be a "Lender" for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

4.    The applicable address, facsimile number and electronic mail address of the New Lender for purposes of Section 10.02 of the Credit Agreement are as set forth in the New Lender’s Administrative Questionnaire delivered by the New Lender to the Administrative Agent on or before the date hereof or to such other address, facsimile number and electronic mail address as shall be designated by the New Lender in a notice to the Administrative Agent.

5.    This Agreement shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

(a)    The Administrative Agent shall have received a certificate of each Credit Party dated as of the date set forth above (in sufficient copies for each Lender) signed by a Financial Officer of such Credit Party (x) certifying and attaching the resolutions adopted by such Credit Party approving or consenting to such increase, and (y) in the case of the Company, certifying that, before and after giving effect to such increase, (i) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default exists.

(b)    The Administrative Agent shall have received customary opinions of legal counsel to the Credit Parties, addressed to the Administrative Agent and each Lender, dated as of the effect date of such increase.

(c)    The Administrative Agent shall have received counterparts of this Agreement duly executed by the Borrowers, the New Lender and Bank of America, N.A., as Administrative Agent.

6.    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

7.    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

NEW LENDER:	BANK OF THE PHILIPPINE ISLANDS,
as a New Lender

By: /s/ Ma. Teresa Anna K. Lim
Name: Ma. Teresa Anna K. Lim
Title: Vice President

By: /s/ Maria Theresa M. Javier
Name: Maria Theresa M. Javier
Title: Senior Vice President

GLOBAL PAYMENTS INC.
NEW LENDER JOINDER AGREEMENT

BORROWERS:	GLOBAL PAYMENTS INC.,
a Georgia corporation

By: /s/ David L. Green
Name: David L. Green
Title: Executive Vice President, Secretary and General Counsel

GLOBAL PAYMENTS DIRECT, INC.,
a New York corporation

By: /s/ David L. Green
Name: David L. Green
Title: Corporate Secretary

GLOBAL PAYMENTS UK LTD.,
a British Company governed of the Laws of England and Wales

By: /s/ David L. Green
Name: David L. Green
Title: Director

GLOBAL PAYMENTS ACQUISITION
CORPORATION 2 S.À.R.L.,
a Luxembourg private company

By: /s/ Herman Gunter Schommarz
Name: Herman Gunter Schommarz
Title: Type B Manager

By: /s/ David L. Green
Name: David L. Green
Title: Type A Manager

GLOBAL PAYMENTS ACQUISITION PS 1 - GLOBAL PAYMENTS DIRECT S.E.N.C.,
a Luxembourg general partnership

By: Global Payments Direct, Inc., its General Partner

By: /s/ David L. Green
Name: David L. Green
Title: Corporate Secretary

GLOBAL PAYMENTS ACQUISITION PS 2 C.V.,
a Netherlands limited partnership

GLOBAL PAYMENTS INC.
NEW LENDER JOINDER AGREEMENT

By:     Global Payments Direct., Inc., acting in its capacity as general partner of Global Payments Acquisition PS 1 C.V., in its turn representing Global Payments Acquisition PS 1 - Global Payments Direct S.e.n.c., in its turn acting in its capacity as general partner on behalf and for the benefit of Global Payments Acquisition PS 2 C.V.

By: /s/ David L. Green
Name: David L. Green
Title: Corporate Secretary

GLOBAL PAYMENTS INC.
NEW LENDER JOINDER AGREEMENT

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Rosanne Parsill
Name: Rosanne Parsill
Title: Vice President

GLOBAL PAYMENTS INC.
NEW LENDER JOINDER AGREEMENT

Annex A to
Lender Joinder Agreement

DELAYED DRAW TERM LOAN COMMITMENT AND APPLICABLE PERCENTAGE

Lender	Delayed Draw Term Loan Commitment	Applicable Percentage of Delayed Draw Term Loan Commitment
Bank of the Philippine Islands	$50,000,000	6.802721088%